OTHER PAYABLES AND ACCRUALS (Tables)	12 Months Ended
Dec. 31, 2014
OTHER PAYABLES AND ACCRUALS
Schedule of other payables and accruals

	2013	2014
	RMB	RMB
Receipts from customers	191,829	232,658
Professional service fees	3,792	3,388
Office expenses	6,567	5,986
Payables to employees related to net proceeds from share options exercised	9,416	21,651
Accrued interest expense related to convertible senior notes	—	7,147
Others	1,374	1,675
Total	212,978	272,505